REGISTRATION RIGHTS AGREEMENT



         AGREEMENT, dated as of December 31, 1996 between NETWORK IMAGING CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company") and FRED KASSNER, an individual with an address at 69 Spring Street Ramsey, New Jersey 07446 (the "Holder").



                              W I T N E S S E T H:




         WHEREAS, the Holder has been issued warrants to purchase 100,000 shares of the common stock, $.0001 par value (the "Common Stock") of the Company and will be issued such additional warrants as shall be issued by the Company pursuant to a Warrant Agreement of even date herewith (the "Warrants");


         WHEREAS, this is the Registration Rights Agreement referred to in the Loan Agreement, of even date herewith (the "Loan Agreement") between the Company and the Holder; and


         WHEREAS, it is a condition to the willingness of the Holder to enter into the Loan Agreement and to make the Loan provided for thereunder that the Company enter into this Agreement,


         NOW, THEREFORE, in order to induce the Holder to enter into the Loan Agreement and to make the Loan provided for thereunder, the Company hereby agrees with the Holder as follows:


                   1.  Registration Rights.


                            (a) At the  conclusion  of the twelfth full calendar
month following the date hereof, the Company will cause all the Common Stock issued or issuable upon exercise of the Warrants (such Common Stock is hereinafter referred to as the "Registrable Securities") to be included in a registration statement on Form S-3 or to the extent not so eligible, then on Form S-1 or other available form, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities.


                            (b) From and after the date  hereof,  and  prior  to
the requirement of filing in (a) above, if the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Act (the "Act") in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to all record holders of (i) the Warrants and (ii) any Registrable Securities. Upon the written request from the Holders then holding 40% or more of the Registrable Securities (on a fully diluted basis) within fifteen (15) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Registrable Securities for which registration is requested to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities for which registration is requested to be so registered; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this clause (b) of Section l(b) shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section l(b) be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.


                  The obligation of the Company under this clause (b) of Section 1 shall be limited to include Registrable Securities in two registration statements only.


                   2. Registration Procedures. If and whenever the Company is required by the provisions of Section 1 to effect the registration of Registrable Securities under the Act, the Company will:


                            (a) prepare and file  with  the  SEC a  registration
statement with respect to such securities, and use its best efforts to cause such registration statement to become and (with respect to registrations pursuant to clause (b) of Section 1) remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six months;


                            (b) (with  respect  to   registrations  pursuant  to
clause (b) of Section 1) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six months;

                            (c) (with  respect  to  registrations   pursuant  to
clause (b) of Section 1) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;


                            (d) use its best efforts to  register or qualify the
securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;


                            (e) notify  the  security  holders  participating in
such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;


                            (f) notify such  holders  promptly of any request by
the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;


                            (g) prepare  and file  with  the SEC,  promptly upon
the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such holder;


                            (h)  prepare  and  promptly  file  with  the SEC and
promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;


                            (i) advise  such  holders,  promptly  after it shall
receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and


                            (j) If the  Holder(s)  elect to  participate  in the
underwriting and have the underwriter(s) sell their shares, upon registration, the Holder(s) shall sign such agreements (including underwriting agreements and lock-up agreements) as are customary in connection with such registration and provide the Company with such information for inclusion in the registration statement as is reasonably and customarily requested.


                   3.  Expenses.


                            (a) With respect to  each  inclusion of  Registrable
Securities in a registration statement pursuant to Section 1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that any security holders participating in such registration shall bear their pro rata share of the underwriting discount and commissions and transfer taxes.


                            (b) The fees,  costs and expenses of registration to
be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 3(a) hereof). Fees and disbursements of counsel and accountants for the selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.


                   4.  Indemnification.


                            (a) The Company will  indemnify  and  hold  harmless
each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Section 1 hereof, its directors and officers, and any underwriter (as defined in the Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.


                            (b) Each holder of Registrable  Securities  included
in a registration pursuant to the provisions of Section 1 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.


                   5.  Miscellaneous.


                            (a) All notices and  other  communications  provided
for herein shall be by telex, telegraph, cable or in writing and telexed, telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the telephone number or "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other telephone number or address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be deemed to have been duly given when transmitted by telex or telecopier or delivered to the telegraph or cable office, in each case addressed as aforesaid or personally delivered or, in the case of a mailed notice, three (3) days after deposit in mail.


                            (b) Any  provision  of this  Agreement  may be  mod-
ified or waived only by an instrument or instruments in writing signed by the Company and the Holder.


                            (c) This  Agreement shall be  binding upon and inure
to the benefit of the parties hereto and their respective successors and assigns.


                            (c) This  Agreement may be executed in any number of
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.


                            (d) Captions  and  section headings appearing herein
are included solely for convenience of reference only and are not intended to affect the interpretation of any provision of this Agreement.


                            (e) THIS AGREEMENT SHALL BE GOVERNED  BY,  AND  CON-
STRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY APPLICABLE TO AGREEMENTS EXECUTED AND TO BE WHOLLY PERFORMED WITHIN THAT STATE.


                            (f) THE COMPANY BY ITS  EXECUTION  HEREOF (i) HEREBY
IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW JERSEY AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT LOCATED IN ESSEX COUNTY IN NEW JERSEY FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF AND (ii) HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS IMPROPER, OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT. THE COMPANY HEREBY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING IN ANY MANNER PERMITTED BY THE CIVIL CODE OF THE STATE OF NEW JERSEY, AND AGREES THAT SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED IN OR PURSUANT TO SECTION 5(a) HEREOF IS REASONABLY CALCULATED TO GIVE ACTUAL NOTICE.


                           (e) Any term or provision  of  this  Agreement  which
is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    NETWORK IMAGING CORPORATION

                                    By: /s/ James J. Leto
                                       --------------------
                                    Title:  President & CEO

                                    Address for Notices:

                                    Network Imaging Corporation
                                    500 Huntmar Park Drive
                                    Herndon, Virginia  20170-5100
                                    Telephone No.:
                                    Telecopier No.:



                                    _________________________________
                                    Fred Kassner

                                    Address for Notices:

                                    69 Spring Street
                                    Ramsey, New Jersey 07446
                                    Telephone No.: (201) 934-3750
                                    Telecopier No.: (201) 934-3617

                                    Attention:

                                    with copies to:
                                    Susan G. Kaufman, Esq.
                                    69 Spring Street
                                    Ramsey, New Jersey 07446
                                    Telephone No.: (201) 934-3626
                                    Telecopier No.: (201) 934-3617